Exhibit 10.25

SECOND LOAN MODIFICATION AGREEMENT
This Second Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 15, 2023, by and among (a) SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (“Bank”), and (b) IBOTTA, INC., a Delaware corporation, with its principal place of business at 1801 California Street, Suite 400, Denver, Colorado 80202 (“Borrower”).
1.DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of November 3, 2021, evidenced by, among other documents, a certain Third Amended and Restated Loan and Security Agreement dated as of November 3, 2021, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 5, 2021, between Borrower and Bank, and as affected by that certain Letter Agreement dated as of March 28, 2023, between Borrower and Bank (as has been and as may be further amended, modified, restated, replaced or supplemented from time to time, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.
2.DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by, among other property, (a) the Collateral as defined in the Loan Agreement and (b) the Intellectual Property Collateral as defined in a certain Amended and Restated Intellectual Property Security Agreement dated as of November 3, 2021 between Borrower and Bank, as amended by a certain First Amendment to Amended and Restated Intellectual Property Agreement dated as of December 15, 2023 (as amended, the “Intellectual Property Security Agreement”, and together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.
3.DESCRIPTION OF CHANGE IN TERMS.
A.Modifications to Loan Agreement.
1Borrower hereby represents to Bank that Ibotta Colorado, Inc. (“Colorado”) has been merged with and into Borrower, with Borrower as the surviving entity. Accordingly, Colorado is hereby removed as a “Borrower” under the Loan Agreement, and hereinafter, as used in the Loan Agreement, “Borrower” shall mean, Ibotta, Inc., a Delaware corporation.
2Borrower hereby, acknowledges and agrees that Borrower will deliver to Bank, on or before the date that is forty-five (45) days from the date of this Loan Modification Agreement, a duly executed Control Agreement with Bank of America in form and substance acceptable to Bank with respect to Borrower’s accounts ending 3599 and 9EJE. Borrower acknowledges and agrees that the failure of Borrower to satisfy the requirement set forth in the immediately preceding sentence on or before the date set forth in such sentence shall result in an immediate Event of Default under the Loan Agreement for which there shall be no grace or cure period.
3The Loan Agreement shall be amended by deleting the following text, appearing in Section 1.5 thereof:
“    (b)    Extension Fee. If the Extension Event occurs, an extension fee in the amount of $50,000.00 (the “Extension Fee”), will be fully-earned, due and payable on the date (if any) on which the Extension Event occurs; and”

and inserting in lieu thereof the following:
“    (b)    Extension Fee. An extension fee in the amount of $49,000.00 (the “Extension Fee”), of which (i) $24,000.00 will be fully-earned, due and payable on November 3, 2024, and (b) if the Extension Event occurs, $25,000.00 will be fully-earned, due and payable on the date (if any) on which the Extension Event occurs; and”
4The Loan Agreement shall be amended by deleting the following text, appearing in Section 5.9(a) thereof:
“In addition to and without limiting the foregoing, the average monthly balance maintained by Borrower in accounts with Dwolla, Stripe, Incomm and PayPal (for all such accounts together) may not exceed $21,900,000.00 (the accounts described in this sentence are, collectively, the “Payment Processor Accounts”).”
and inserting in lieu thereof the following:
“In addition to and without limiting the foregoing, the average monthly balance maintained by Borrower in accounts with Dwolla, Stripe, PayPal, and Tipalti (for all such accounts together) may not exceed $21,900,000.00 (the accounts described in this sentence are, collectively, the “Payment Processor Accounts”).”
5The Loan Agreement shall be amended by deleting the following text, appearing in the definition of “Eligible Accounts” in Section 12.2 thereof:
“    (c)    Accounts with credit balances over 90 days from invoice date, to the extent of such credit balances;
      (d)    Accounts owing from an Account Debtor if 50.0% or more of the Accounts owing from such Account Debtor have not been paid within 90 days of invoice date;”
and inserting in lieu thereof the following:
“    (c)    Accounts with credit balances over 120 days from invoice date, to the extent of such credit balances;
      (d)    Accounts owing from an Account Debtor if 50.0% or more of the Accounts owing from such Account Debtor have not been paid within 120 days of invoice date;”
6The Loan Agreement shall be amended by deleting the following definitions, appearing in Section 12.2 thereof:
“    “Extension Event” occurs if and when (if ever) Bank confirms in writing that Bank has received, on the date that is immediately prior to the three (3) year anniversary of the Effective Date, evidence, satisfactory to Bank in Bank’s sole discretion, that Borrower has completed its IPO.”
“    “Liquidity” is, at any time, calculated on a consolidated basis with respect to Borrower and its Subsidiaries, the sum of (a) (i) the aggregate amount of unrestricted and unencumbered cash and Cash Equivalents of Borrower and its Subsidiaries maintained in accounts at Bank or in other accounts of Borrower for which Bank has received a Control Agreement as required pursuant to Section 5.9(c) and such Control Agreement remains in full force and effect, plus (ii) the Availability Amount, minus (b) the aggregate amount of accounts payable owed by Borrower and its Subsidiaries to Walmart, Inc.”
“    “Liquidity Ratio” is, calculated on a consolidated basis with respect to Borrower and its Subsidiaries, the ratio of (a) (i) the aggregate amount of unrestricted and unencumbered cash and Cash Equivalents of Borrower and its Subsidiaries maintained in accounts at Bank or in other accounts of Borrower for which Bank has received a Control Agreement as required pursuant to Section 5.9(c) and such Control Agreement remains in full force and effect, plus (ii) Borrower’s and its Subsidiaries’ net billed accounts receivable determined in accordance with GAAP to (b) (i) all outstanding principal amounts of any Advances, plus (ii) the aggregate Dollar Equivalent of the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), plus (iii) the aggregate amount of all accounts payable owed by Borrower and its Subsidiaries to Walmart, Inc. Notwithstanding the foregoing, if on any date of calculation, the aggregate amount of unrestricted and unencumbered cash and Cash Equivalents included in clause (a)(i) of the foregoing calculation is less than $15,000,000.00, the required Liquidity Ratio (for purposes of any financial covenant, the Streamline Balance or otherwise) will be deemed to not have been achieved.”
and inserting in lieu thereof the following:
“    “Extension Event” occurs if and when (if ever) Bank confirms in writing that Bank has received, on the date that is immediately prior to the four (4) year anniversary of the Effective Date, evidence, satisfactory to Bank in Bank’s sole discretion, that Borrower has completed its IPO.”
“    “Liquidity” is, at any time, calculated on a consolidated basis with respect to Borrower and its Subsidiaries, the sum of (a) (i) the aggregate amount of unrestricted and unencumbered cash and Cash Equivalents of Borrower and its Subsidiaries maintained in accounts at Bank or in other accounts of Borrower for which Bank has received a Control Agreement as required pursuant to Section 5.9(c) and such Control Agreement remains in full force and effect, plus (ii) the Availability Amount, minus (b) the aggregate amount of accrued user awards owed by Borrower and its Subsidiaries to distribution partners acceptable to Bank in Bank’s sole discretion.”
“    “Liquidity Ratio” is, calculated on a consolidated basis with respect to Borrower and its Subsidiaries, the ratio of (a) (i) the aggregate amount of unrestricted and unencumbered cash and Cash Equivalents of Borrower and its Subsidiaries maintained in accounts at Bank or in other accounts of Borrower for which Bank has received a Control Agreement as required pursuant to Section 5.9(c) and such Control Agreement remains in full force and effect, plus (ii) Borrower’s and its Subsidiaries’ net billed accounts receivable determined in accordance with GAAP to (b) (i) all outstanding principal amounts of any Advances, plus (ii) the aggregate Dollar Equivalent of the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), plus (iii) the aggregate amount of all accrued user awards owed by Borrower and its Subsidiaries to distribution partners acceptable to Bank in Bank’s sole discretion. Notwithstanding the foregoing, if on any date of calculation, the aggregate amount of unrestricted and unencumbered cash and Cash Equivalents included in clause (a)(i) of the foregoing calculation is less than $15,000,000.00, the required

Liquidity Ratio (for purposes of any financial covenant, the Streamline Balance or otherwise) will be deemed to not have been achieved.”
7The Loan Agreement shall be amended by deleting the following appearing on Schedule I thereto:

12.2 – “Revolving Line Maturity Date”
“Revolving Line Maturity Date” is November 3, 2024; provided, however, that if the Extension Event occurs and the Extension Fee is paid prior to such date and the Revolving Line has not been terminated, the Revolving Line Maturity Date shall be November 3, 2026.

and inserting in lieu thereof the following:

12.2 – “Revolving Line Maturity Date”
“Revolving Line Maturity Date” is November 3, 2025; provided, however, that if the Extension Event occurs and the full amount of the Extension Fee is paid prior to such date and the Revolving Line has not been terminated, the Revolving Line Maturity Date shall be November 3, 2026.

8The Compliance Statement appearing as Exhibit A to the Loan Agreement is deleted in its entirety and replaced with the Compliance Statement attached as Schedule 1 attached hereto.
4.FEES AND EXPENSES. Borrower shall reimburse Bank for all reasonable and documented legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.
5.RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Intellectual Property Security Agreement, and acknowledges, confirms and agrees that the Intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in the Intellectual Property Security Agreement, and shall remain in full force and effect.
6.RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in that certain Perfection Certificate of Borrower dated as of November 3, 2021, as amended by Schedule 2 of this Loan Modification Agreement, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof.
7.CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.
8.RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.
9.[RESERVED].

10.CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.
11.COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.
12.GOVERNING LAW. This Loan Modification Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.
13.ELECTRONIC EXECUTION OF DOCUMENTS. The words “execution,” “signed,” “signature” and words of like import in this Loan Modification Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.
[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed as of the date first written above.

BORROWER:		BANK:

IBOTTA, INC.		FIRST-CITIZENS BANK & TRUST COMPANY

By:	/s/ Sunit Patel	By:	/s/ Peter Madden

Name:	Sunit Patel	Name:	Peter Madden

Title:	Chief Financial Officer	Title:	Vice President

SCHEDULE 1
EXHIBIT A
COMPLIANCE STATEMENT

TO:	SILICON VALLEY BANK	Date:
FROM:	IBOTTA, INC. and IBOTTA COLORADO, INC.
Under the terms and conditions of the Third Amended and Restated Loan and Security Agreement between Borrower and Bank (as amended, modified, supplemented and/or restated from time to time, the “Agreement”), Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes and, in the case of unaudited financial statements, for normal year-end adjustments and the absence of footnote disclosures. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Statement	(i) Quarterly within 45 days when a Non-Formula Period in effect, (ii) monthly within 30 days when a Non-Formula Period not in effect	Yes No
Annual financial statements (CPA Audited)	FYE within 120 days	Yes No
A/R & A/P Agings
(i) Quarterly within 45 days when
a Non-Formula Period is in effect, (ii) monthly within 30 days when a Non-Formula Period is not in effect but a Streamline Period is in effect and (iii) weekly when neither a Non-Formula Period nor a Streamline Period is not in effect
Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Statements
(i) Quarterly within 45 days when
a Non-Formula Period is in effect, (ii) monthly within 30 days when a Non-Formula Period is not in effect but a Streamline Period is in effect and (iii) weekly when neither a Non-Formula Period nor a Streamline Period is not in effect
Yes No
Board approved projections	FYE within 60 days and as amended/updated	Yes No N/A (not required following Borrower’s IPO)

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Liquidity Ratio (at all times; tested monthly)	> 1.50:1.0	_____:1.0	Yes No N/A*
*Not tested during any Non-Formula Period

Streamline Period	Required	Actual	Eligible

Maintain:
Liquidity Ratio (at all times, tested monthly)	> 2.0 : 1.0	________ : 1.0	Yes No
The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and correct as of the date of this Compliance Statement.
The following are the exceptions with respect to the statements above: (If no exceptions exist, state “No exceptions to note.”)

Schedule 1 to Compliance Statement
Financial Covenants of Borrower
In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated:

I.	Liquidity Ratio (Section 5.10)

Required:	> 1.50:1.00

Actual:

A.	Aggregate value of the unrestricted and unencumbered cash and Cash Equivalents of Borrower and its Subsidiaries maintained with Bank or in other accounts for which Bank has received a Control Agreement	$______

B.	Aggregate value of net billed accounts receivable of Borrower and its Subsidiaries	$______

C.	The sum of lines A and B	$______

D.	Aggregate principal amount of all outstanding Advances	$______

E.	Aggregate Dollar Equivalent of the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve)	$______

F.	Aggregate value of all accrued user awards owed by Borrower and its Subsidiaries to distribution partners acceptable to Bank in Bank’s sole discretion	$______

G.	The sum of lines D, E and F	$______

H.	Liquidity Ratio (line C divided by line G)	_______

Is (a) line A equal to or greater than $15,000,000.00 and (b) line H greater than 1.50:1:00?

No, not in compliance

SCHEDULE 2
PERFECTION CERTIFICATE UPDATES